Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Janus Investment Fund Sub-Advisory Agreement - Janus Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(215) to Post-Effective Amendment No. 180 to Janus Investment Fund's registration statement on Form N-1A, filed on November 13, 2012; accession number 0000950123-12-013114 (File No. 2-34393).